    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1997

                                                     REGISTRATION NO.: 2-66269
                                                                      811-2978
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                        POST-EFFECTIVE AMENDMENT NO. 21                    [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              [X]
                                AMENDMENT NO. 22                           [X]

                               ------------------

                        DEAN WITTER AMERICAN VALUE FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                            DAVID M. BUTOWSKY, ESQ.
                            GORDON, ALTMAN, BUTOWSKY
                             WEITZEN, SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                               ------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

              [ ]  immediately upon filing pursuant to paragraph (b)
              [X]  on July 28, 1997 pursuant to paragraph (b)
              [ ]  60 days after filing pursuant to paragraph (a)
              [ ]  on (date) pursuant to paragraph (a) of rule 485.

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 1997.

                            AMENDING THE PROSPECTUS
===============================================================================

                        DEAN WITTER AMERICAN VALUE FUND
                             CROSS-REFERENCE SHEET
                                   FORM N-1A

ITEM         CAPTION
----         -------

Part A       Prospectus

  1.  .....   Cover Page
  2.  .....   Prospectus Summary; Summary of Fund Expenses
  3.  .....   Financial Highlights; Performance Information
              Investment Objective and Policies; The Fund and its Management;
  4.  .....   Cover Page; Investment Restrictions; Prospectus Summary
              The Fund and Its Management; Back Cover; Investment Objective and
  5.  .....   Policies
  6.  .....   Dividends, Distributions and Taxes; Additional Information
  7.  .....   Purchase of Fund Shares; Shareholder Services
              Purchase of Fund Shares; Redemptions and Repurchases; Shareholder
  8.  .....   Services
  9.  .....   Not applicable

Part B        Statement of Additional Information

  10. .....   Cover Page
  11. .....   Table of Contents
  12. .....   The Fund and Its Management
              Investment Practices and Policies; Investment Restrictions;
  13. .....   Portfolio Transactions and Brokerage
  14. .....   The Fund and Its Management; Trustees and Officers
  15. .....   The Fund and Its Management; Trustees and Officers
              The Fund and Its Management; The Distributor; Shareholder
  16. .....   Services; Custodian and Transfer Agent; Independent Accountants
  17. .....   Portfolio Transactions and Brokerage
  18. .....   Shares of the Fund
              The Distributor; Purchase of Fund Shares; Redemptions and
              Repurchases; Financial Statements; Determination of Net Asset
  19. .....   Value; Shareholder Services
  20. .....   Dividends, Distributions and Taxes
  21. .....   The Distributor
  22. .....   Performance Information
  23. .....   Experts; Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
JULY 28, 1997

Dean Witter American Value Fund (the "Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility. The Fund invests principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time. (See "Investment Objective and Policies.")

   The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class B shares. (See "Purchase of Fund Shares -- Alternative Purchase Arrangements.")

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

DEAN WITTER
AMERICAN VALUE FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

TABLE OF CONTENTS

Prospectus Summary/ 2
Summary of Fund Expenses/ 4
Financial Highlights/ 6
The Fund and its Management/ 7
Investment Objective and Policies/ 7
 Risk Considerations/ 12
Investment Restrictions/ 14
Purchase of Fund Shares/ 15
Shareholder Services/ 26
Redemptions and Repurchases/ 29
Dividends, Distributions and Taxes/ 30
Performance Information/ 31
Additional Information/ 31


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURI TIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------
THE                The Fund, a Massachusetts business trust, is an open-end
FUND               diversified management investment company investing
                   principally in industries which, at the time of investment, are believed to be attractively valued given their above
                   average relative earnings growth potential at that time (see page 7).
-------------------------------------------------------------------------------
SHARES OFFERED     Shares of beneficial interest with $0.01 par value (see page
                   31). The Fund offers four Classes of shares, each with a
                   different combination of sales charges, ongoing fees and
                   other features (see pages 15-25).
-------------------------------------------------------------------------------
MINIMUM            The minimum initial investment for each Class is $1,000
PURCHASE           ($100 if the account is opened through EasyInvest (Service
                   Mark) ). Class D shares are only available to persons
                   investing $5 million or more and to certain other limited
                   categories of investors. For the purpose of meeting the
                   minimum $5 million investment for Class D shares, and
                   subject to the $1,000 minimum initial investment for each
                   Class of the Fund, an investor's existing holdings of Class
                   A shares and shares of funds for which Dean Witter
                   InterCapital Inc. serves as investment manager ("Dean Witter
                   Funds") that are sold with a front-end sales charge, and
                   concurrent investments in Class D shares of the Fund and
                   other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100
                   (see page 15).
-------------------------------------------------------------------------------
INVESTMENT         The investment objective of the Fund is capital growth
OBJECTIVE          consistent with an effort to reduce volatility.
-------------------------------------------------------------------------------
INVESTMENT         Dean Witter InterCapital Inc., the Investment Manager of the
MANAGER            Fund, and its wholly-owned subsidiary, Dean Witter Services
                   Company Inc., serve in various investment management,
                   advisory, management and administrative capacities to 100
                   investment companies and other portfolios with assets of
                   approximately $96.6 billion at June 30, 1997 (see page 7).
-------------------------------------------------------------------------------
MANAGEMENT         The Investment Manager receives a monthly fee at an annual
FEE                rate of 0.625 of 1% of daily net assets up to $250 million in net assets; 0.50 of 1% of daily net assets over $250
                   million but not exceeding $2.5 billion; 0.475 of 1% of daily net assets exceeding $2.5 billion but not exceeding $3.5
                   billion; and 0.45 of 1% of daily net assets exceeding $3.5 billion (see page 7).
-------------------------------------------------------------------------------
DISTRIBUTOR AND    Dean Witter Distributors Inc. (the "Distributor"). The Fund
DISTRIBUTION       has adopted a distribution plan pursuant to Rule 12b-1 under
FEE                the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and
                   Class C shares of the Fund to the Distributor. The entire
                   12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each
                   characterized as a service fee within the meaning of the
                   National Association of Securities Dealers, Inc. guidelines.
                   The remaining portion of the 12b-1 fee, if any, is
                   characterized as an asset-based sales charge (see pages 15 and 24).
-------------------------------------------------------------------------------
ALTERNATIVE        Four classes of shares are offered:
PURCHASE
ARRANGEMENTS       o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                   Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                   15, 18 and 24).

-------------------------------------------------------------------------------
                   o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares since implementation of the 12b-1 Plan on April 30, 1984 or (b) the average daily net assets of Class B attributable to shares issued since implementation of the 12b-1 Plan. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to April 30, 1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions), have been designated Class B shares. Shares which were purchased prior to April 30, 1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 15, 21 and 24).

                   o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 15, 23 and 24).

                   o Class D shares are offered only to investors meeting an
                   initial investment minimum of $5 million and to certain
                   other limited categories of investors. Class D shares are
                   offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 15, 23 and 24).
-------------------------------------------------------------------------------
DIVIDENDS AND      It is anticipated that distributions of income and net
CAPITAL GAINS      short-term capital gains, if any, will be made
DISTRIBUTIONS      semi-annually. Net long-term capital gains, if any, are
                   distributed at least annually. The Fund may, however,
                   determine to retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and capital
                   gains distributions paid on shares of a Class are
                   automatically reinvested in additional shares of the same
                   Class at net asset value unless the shareholder elects to
                   receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                   (see pages 26 and 30).
-------------------------------------------------------------------------------
REDEMPTION         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C
                   shares. An account may be involuntarily redeemed if the
                   total value of the account is less than $100 or, if the
                   account was opened through EasyInvest (Service Mark), if
                   after twelve months the shareholder has invested less than
                   $1,000 in the account (see page 29).
-------------------------------------------------------------------------------
RISKS              The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities.
                   Emphasis on attractive industries may run contrary to
                   general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the Fund's investments in small
                   and medium-capitalization companies involve greater risk
                   than is customarily associated with investing in larger,
                   more established companies. The Fund may invest in the
                   securities of foreign issuers which entails additional
                   risks.The Fund may also invest in futures and options which may be considered speculative in nature and may involve
                   greater risks than those customarily assumed by other
                   investment companies which do not invest in such instruments
                   (see pages 7-14).
-------------------------------------------------------------------------------


  The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1996.



                                                      CLASS A      CLASS B      CLASS C      CLASS D
                                                      -------      -------      -------      -------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ....................     5.25%(1)     None         None        None
Sales Charge Imposed on Dividend Reinvestments  ...     None         None         None        None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)..............................     None(2)      5.00%(3)     1.00%(4)    None
Redemption Fees....................................     None         None         None        None
Exchange Fee.......................................     None         None         None        None

Annual Fund Operating Expenses (as a
percentage of average net assets)
---------------------------------
Management Fees ...................................     0.51%        0.51%        0.51%       0.51%
12b-1 Fees (5)(6)..................................     0.25%        0.88%        1.00%       None
Other Expenses ....................................     0.14%        0.14%        0.14%       0.14%
Total Fund Operating Expenses (7)..................     0.90%        1.53%        1.65%       0.65%



--------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class C or Class D prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

EXAMPLES                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................   $61       $80      $100       $157
  Class B ......................................................   $66       $78      $103       $182
  Class C.......................................................   $27       $52      $ 90       $195
  Class D ......................................................   $ 7       $21      $ 36       $ 81

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................   $61       $80      $100       $157
  Class B ......................................................   $16       $48      $ 83       $182
  Class C ......................................................   $17       $52      $ 90       $195
  Class D ......................................................   $ 7       $21      $ 36       $ 81



   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


   The following per share data and ratios for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to April 30, 1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions), have been designated Class B shares. Shares which were purchased prior to April 30, 1984 (and, with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions) have been designated Class D shares.


                               FOR THE YEAR ENDED DECEMBER 31,
                           --------------------------------------
                              1996      1995     1994      1993
-----------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period.......  $27.16    $21.21   $23.10    $20.93
                             ------    ------   ------    ------
Net investment income
 (loss) ...................   (0.08)     0.01     --       (0.09)
Net realized and
 unrealized gain (loss) ...    2.86      8.87    (1.57)     3.94
                             ------    ------   ------    ------
Total from investment
 operations ...............    2.78      8.88    (1.57)     3.85
                             ------    ------   ------    ------
Less dividends and
 distributions from:
  Net investment income ...   (0.01)     --       --       (0.01)
  Net realized gain........   (2.92)    (2.93)   (0.32)    (1.67)
  Paid-in-capital..........    --        --       --        --
                             ------    ------   ------    ------
Total dividends and
 distributions.............   (2.93)    (2.93)   (0.32)    (1.68)
                             ------    ------   ------    ------
Net asset value,
 end of period.............  $27.01    $27.16   $21.21    $23.10
                             ======    ======   ======    ======
TOTAL INVESTMENT RETURN+      10.53%    42.20%   (6.75)%   18.70%
RATIOS TO
AVERAGE NET ASSETS:
Expenses...................    1.53%     1.61%    1.71%     1.61%
Net investment income
 (loss)....................   (0.33)%    0.06%    0.01%    (0.59)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions).............  $3,099   $2,389   $1,490     $1,218
Portfolio turnover rate ...    279%      256%     295%      276%
Average commission rate                                     --
 paid ..................... $0.0590      --       --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                              1992     1991     1990      1989     1988     1987
---------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period....... $20.66   $14.39    $14.81   $13.19    $12.21  $12.64
                            ------   ------    ------   ------    ------  ------
Net investment income
 (loss) ...................   0.03     0.05      0.24     0.34      0.29    0.19
Net realized and
 unrealized gain (loss) ...   0.71     7.90     (0.38)    2.99      1.03    0.20
                            ------   ------    ------   ------    ------  ------
Total from investment
 operations ...............   0.74     7.95     (0.14)    3.33      1.32    0.39
                            ------   ------    ------   ------    ------  ------
Less dividends and
 distributions from:
  Net investment income ...  (0.03)   (0.03)    (0.28)   (0.32)    (0.33)  (0.23)
  Net realized gain........  (0.44)   (1.65)     --      (1.39)     --     (0.59)
  Paid-in-capital..........   --       --        --       --       (0.01)   --
                            ------   ------    ------   ------    ------  ------
Total dividends and
 distributions.............  (0.47)   (1.68)    (0.28)   (1.71)    (0.34)  (0.82)
                            ------   ------    ------   ------    ------  ------
Net asset value,
 end of period............. $20.93   $20.66    $14.39   $14.81    $13.19  $12.21
                            ======   ======    ======   ======    ======  ======
TOTAL INVESTMENT RETURN+      3.84 %  56.26 %   (0.90)%  25.39 %   10.84%   2.84 %
RATIOS TO
AVERAGE NET ASSETS:
Expenses...................   1.72 %   1.58 %    1.70%    1.66 %    1.78%   1.62 %
Net investment income
 (loss)....................   0.18 %   0.29 %    1.67%    2.23 %    2.15%   1.42 %
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions)............. $  459   $  227    $   89   $  100    $   90  $  109
Portfolio turnover rate ...    305 %    264 %     234%     196 %     133%    203 %
Average commission rate
 paid .....................   --       --        --       --        --       --

--------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter American Value Fund (the "Fund") is an open-end diversified management investment company incorporated in Maryland on December 13, 1979. The Fund was reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987, at which time its name was changed from Dean Witter Industry-Valued Securities Inc. to Dean Witter American Value Fund.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company, Inc. ("DWSC"), serve in various investment management, advisory, management and administrative capacities to a total of 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained DWSC to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the portion of daily net assets exceeding $3.5 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.51% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.53% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the Fund's objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Fund. The investment policies discussed below may be changed without shareholder approval.

   The Fund seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Fund in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Fund is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

   After selection of the Fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the Fund's specific investments, the Investment Manager will attempt to allocate the assets of the Fund so as to reduce the volatility of its portfolio. In doing so, the Fund may hold a portion of its portfolio in fixed-income securities (including zero coupon securities) in an effort to moderate extremes of price fluctuations. The Fund may invest up to 35% of its portfolio in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of the sale of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the Fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   Because prices of stocks fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). For a discussion of the risks of investing in convertible securities, see "Risk Considerations" below.

   The Fund may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis as discussed under "Risk Considerations" below.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 25% of the value of its total assets.

   OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

   Purchasing Call and Put Options. The Fund may invest up to 10% of its total assets in the purchase of put and call options on securities and stock indexes, with a maximum of 5% of the Fund's total assets invested in stock index options. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

   Stock Index Options. The Fund may purchase and write options on stock indexes for hedging purposes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes" in the Statement of Additional Information.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures con-tracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio securities (or anticipated portfolio securities) against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for a further discussion of risks.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Foreign Securities. The Fund may invest up to 35% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. For a discussion of the risks of investing in foreign securities, see "Risk Considerations" below.

SPECIFIC INVESTMENT POLICIES

   The Fund has adopted the following specific policies which are not fundamental investment policies and may be changed by the Board of Trustees.

   1. At least 65% of the Fund's total assets will be invested in common stocks of U.S. companies which, at the time of purchase, were in undervalued or moderately valued industries as determined by the Investment Manager, except as stated in Paragraph (3) below.

   2. Up to 35% of the value of the Fund's total assets may be invested in:
(a) common stocks of non-U.S. companies, or companies in non-classified industries, including American Depository Receipts (which are custody receipts with respect to foreign securities) (the Fund's investments in unlisted foreign securities are deemed to be illiquid securities, which under the Fund's current investment policies may not in the aggregate amount to more than 15% of the Fund's net assets); (b) convertible debt secu-rities (bonds, debentures, corporate notes, preferred stock and other securities) which are convertible into common stock; (c) U.S. Government securities and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities, or when such holdings might be expected to reduce the volatility of the portfolio; and (d) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the Fund or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

   3. Notwithstanding any of the foregoing limitations, the Fund may invest more than 35% of the Fund's total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions, including, for example, times during which the Investment Manager believes the risk, or volatility, relative to expected returns of the securities it monitors, is excessive.

   The foregoing limitations apply at the time of acquisition based on the last determined market value of the Fund's assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

RISK CONSIDERATIONS

   The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

   Foreign Securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. Investments in certain issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.

   Convertible Securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. No particular emphasis is given to investments in securities for the purpose of earning current income. The Fund's portfolio is managed within InterCapital's Growth and Income Group, which manages 22 equity funds and fund portfolios with approximately $27.4 billion in assets as of June 30, 1997. Anita H. Kolleeny, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund and a portfolio manager at InterCapital for over five years.


   Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. It is anticipated that, under normal circumstances, the Fund's portfolio turnover rate will not exceed 400% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.


   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission the Fund may effect principal transactions in certain money market instruments with DWR.


INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or to cash equivalents.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
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GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other brokers and dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements -- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter

Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter American Value Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the inception of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since inception of the 12b-1 Plan. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                                         CONVERSION
   CLASS         SALES CHARGE          12B-1 FEE           FEATURE
-------------------------------------------------------------------------------
     A        Maximum 5.25%               0.25%              No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-------------------------------------------------------------------------------
     B        Maximum 5.0%                1.0%          B shares convert
              CDSC during the first                     to A shares
              year decreasing                           automatically
              to 0 after six years                      after
                                                        approximately
                                                        ten years
-------------------------------------------------------------------------------
     C        1.0% CDSC during            1.0%               No
              first year
-------------------------------------------------------------------------------
     D              None                  None               No
-------------------------------------------------------------------------------



   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B

Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                              SALES CHARGE
                     -------------------------------
                      PERCENTAGE OF    APPROXIMATE
 AMOUNT OF SINGLE    PUBLIC OFFERING  PERCENTAGE OF
    TRANSACTION           PRICE      AMOUNT INVESTED
-------------------- --------------- ---------------
Less than $25,000  ..      5.25%           5.54%
$25,000 but less
  than $50,000 ......      4.75%           4.99%
$50,000 but less
  than $100,000 .....      4.00%           4.17%
$100,000 but less
  than $250,000 .....      3.00%           3.09%
$250,000 but less
  than $1 million  ..      2.00%           2.04%
$1 million and over         0                 0



   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the implementation of the 12b-1 Plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the 12b-1 Plan.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None



   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None



   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii)
the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997, other than shares which were purchased prior to April 30, 1984 (and, with respect to such shares, including such proportion of shares acquired through reinvestment of dividends and capital gains distributions as the total number of shares acquired prior to such date bears to the total number of Fund shares purchased and owned by the shareholder (collectively, the "Old Shares"), have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the share-holder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

   Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (sub-ject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. The Old Shares have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the 12b-1 Plan on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since that Plan's implementation upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the Fund's 12b-1 Plan. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


   For the fiscal year ended December 31, 1996, Class B shares of the Fund accrued payments under the Plan amounting to $24,339,469, which amount is equal to 0.88% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than the Old Shares) have been designated Class B shares.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $71,290,842 at December 31, 1996, which was equal to 2.30% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or CDSC (see "Redemptions and Repurchases").

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases --Involuntary Redemption").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between

9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.


   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.


   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent.) Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.


   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service
Mark) , if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay semi-annual dividends and to distribute substantially all of the Fund's net investment income and net short-term capital gains, if there are any. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.


   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P 500 Stock Index and the Dow Jones Industrial Average).


ADDITIONAL INFORMATION
-----------------------------------------------------------------------------


   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.


   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS

Dean Witter Liquid Asset Fund Inc.
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust

ASSET ALLOCATION FUNDS

Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM

Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

FIXED-INCOME FUNDS

Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES

Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

Dean Witter
American Value Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
AMERICAN
VALUE FUND


PROSPECTUS--JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION                                Dean Witter
JULY 28, 1997                                                      American
                                                                   Value Fund
-----------------------------------------------------------------------------

   Dean Witter American Value Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility. The Fund invests principally in common stock of companies in industries which, at the time of investment, are believed to be attractively valued given their above average relative earnings growth potential at that time. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds, Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter American Value Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
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The Fund and its Management............................................   3
Trustees and Officers..................................................   6
Investment Practices and Policies .....................................  12
Investment Restrictions................................................  26
Portfolio Transactions and Brokerage ..................................  27
The Distributor........................................................  28
Determination of Net Asset Value ......................................  33
Purchase of Fund Shares ...............................................  33
Shareholder Services...................................................  36
Redemptions and Repurchases............................................  40
Dividends, Distributions and Taxes ....................................  41
Performance Information................................................  43
Shares of the Fund.....................................................  44
Custodian and Transfer Agent...........................................  44
Independent Accountants................................................  45
Reports to Shareholders................................................  45
Legal Counsel..........................................................  45
Experts................................................................  45
Registration Statement.................................................  45
Financial Statements--December 31, 1996................................  46
Report of Independent Accountants .....................................  57

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. On March 16, 1983 the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Industry-Valued Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust with the name Dean Witter American Value Fund.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   InterCapital is the investment manager or investment adviser of the following investment companies:

OPEN-END FUNDS


 1 Active Assets California Tax-Free Trust
 2 Active Assets Government Securities Trust
 3 Active Assets Money Trust
 4 Active Assets Tax-Free Trust
 5 Dean Witter American Value Fund
 6 Dean Witter Balanced Growth Fund
 7 Dean Witter Balanced Income Fund
 8 Dean Witter California Tax-Free Daily Income Trust
 9 Dean Witter California Tax-Free Income Fund
10 Dean Witter Capital Appreciation Fund
11 Dean Witter Capital Growth Securities
12 Dean Witter Convertible Securities Trust
13 Dean Witter Developing Growth Securities Trust
14 Dean Witter Diversified Income Trust
15 Dean Witter Dividend Growth Securities Inc.
16 Dean Witter European Growth Fund Inc.
17 Dean Witter Federal Securities Trust
18 Dean Witter Financial Services Trust
19 Dean Witter Global Asset Allocation Fund
20 Dean Witter Global Dividend Growth Securities
21 Dean Witter Global Short-Term Income Fund Inc.
22 Dean Witter Global Utilities Fund
23 Dean Witter Hawaii Municipal Trust
24 Dean Witter Health Sciences Trust
25 Dean Witter High Income Securities
26 Dean Witter High Yield Securities Inc.
27 Dean Witter Income Builder Fund
28 Dean Witter Information Fund
29 Dean Witter Intermediate Income Securities
30 Dean Witter Intermediate Term U.S. Treasury Trust
31 Dean Witter International SmallCap Fund
32 Dean Witter Japan Fund
33 Dean Witter Limited Term Municipal Trust
34 Dean Witter Liquid Asset Fund Inc.
35 Dean Witter Market Leader Trust
36 Dean Witter Mid-Cap Growth Fund
37 Dean Witter Multi-State Municipal Series Trust
38 Dean Witter National Municipal Trust
39 Dean Witter Natural Resource Development Securities Inc.
40 Dean Witter New York Municipal Money Market Trust
41 Dean Witter New York Tax-Free Income Fund
42 Dean Witter Pacific Growth Fund Inc.
43 Dean Witter Precious Metals and Minerals Trust

44 Dean Witter Retirement Series
45 Dean Witter Select Dimensions Investment Series
46 Dean Witter Select Municipal Reinvestment Fund
47 Dean Witter Short-Term Bond Fund
48 Dean Witter Short-Term U.S. Treasury Trust
49 Dean Witter Special Value Fund
50 Dean Witter Strategist Fund
51 Dean Witter Tax-Exempt Securities Trust
52 Dean Witter Tax-Free Daily Income Trust
53 Dean Witter U.S. Government Money Market Trust
54 Dean Witter U.S. Government Securities Trust
55 Dean Witter Utilities Fund
56 Dean Witter Value-Added Market Series
57 Dean Witter Variable Investment Series
58 Dean Witter World Wide Income Trust
59 Dean Witter World Wide Investment Trust

CLOSED-END FUNDS

 1 High Income Advantage Trust
 2 High Income Advantage Trust II
 3 High Income Advantage Trust III
 4 InterCapital Income Securities Inc.
 5 Dean Witter Government Income Trust
 6 InterCapital Insured Municipal Bond Trust
 7 InterCapital Insured Municipal Trust
 8 InterCapital Insured Municipal Income Trust
 9 InterCapital California Insured Municipal Income Trust
10 InterCapital Insured Municipal Securities
11 InterCapital Insured California Municipal Securities
12 InterCapital Quality Municipal Investment Trust
13 InterCapital Quality Municipal Income Trust
14 InterCapital Quality Municipal Securities
15 InterCapital California Quality Municipal Securities
16 InterCapital New York Quality Municipal Securities
17 Municipal Income Trust
18 Municipal Income Trust II
19 Municipal Income Trust III
20 Municipal Income Opportunities Trust
21 Municipal Income Opportunities II
22 Municipal Income Opportunities III
23 Prime Income Trust
24 Municipal Premium Income Trust

   The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):

 1 TCW/DW Core Equity Trust
 2 TCW/DW North American Government Income Trust
 3 TCW/DW Latin American Growth Fund
 4 TCW/DW Income and Growth Fund
 5 TCW/DW Small Cap Growth Fund
 6 TCW/DW Balanced Fund
 7 TCW/DW Mid-Cap Equity Trust
 8 TCW/DW Global Telecom Trust
 9 TCW/DW Strategic Income Trust

CLOSED-END FUNDS


10 TCW/DW Term Trust 2000
11 TCW/DW Term Trust 2002
12 TCW/DW Term Trust 2003
13 TCW/DW Total Return Trust
14 TCW/DW Emerging Markets Opportunities Trust

   InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% of the portion of daily net assets not exceeding $250 million; 0.50% of the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the portion of daily net assets exceeding $3.5 billion. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation under the Agreement in the amounts of $7,401,318, $9,736,912 and $14,111,045, respectively.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993, as such agreement had been amended by the Board of Trustees at their meeting held on April 24, 1997 to provide a breakpoint in the management fee that reduced the compensation received by the Investment Manager under the agreement on assets exceeding $3.5 billion. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that, in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.


TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds, are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ---------------------------------------------------------
Michael Bozic (56)                           Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                      Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation             of the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.              Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                          1991-July, 1995); formerly variously Chairman, Chief
                                             Executive Officer, President and Chief Operating Officer
                                             (1987-1991) of the Sears Merchandise Group of Sears,
                                             Roebuck and Co.; Director of Eaglemark Financial
                                             Services, Inc., the United Negro College Fund and Weirton
                                             Steel Corporation.

                                       6

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ---------------------------------------------------------

Charles A. Fiumefreddo* (64)                 Chairman, Chief Executive Officer and Director of
Chairman, President, Chief Executive         InterCapital, Dean Witter Distributors Inc.
Officer and Trustee                          ("Distributors") and Dean Witter Trust Company ("DWSC");
Two World Trade Center                       Director and Executive Vice President of DWR; Chairman,
New York, New York                           Director or Trustee, President and Chief Executive
                                             Officer of the Dean Witter Funds; Chairman, Chief
                                             Executive Officer and Trustee of the TCW/DW Funds;
                                             Chairman and Director of Dean Witter Trust Company
                                             ("DWTC"); Director and/or officer of various MSDWD
                                             subsidiaries; formerly executive Vice President and
                                             Director of Dean Witter, Discover & Co. (until February,
                                             1993).

Edwin J. Garn (64)                           Director or Trustee of the Dean Witter Funds; formerly
Trustee                                      United States Senator (R-Utah)(1974-1992) and Chairman,
c/o Huntsman Corporation                     Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                             Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                         Space Shuttle Discovery (April 12-19, 1985); Vice
                                             Chairman, Huntsman Corporation (since January, 1993);
                                             Director of Franklin Quest (time management systems) and
                                             John Alden Financial Corp. (health insurance); member of
                                             the board of various civic and charitable organizations.

John R. Haire (72)                           Chairman of the Audit Committee and Chairman of the
Trustee                                      Committee of the Independent Directors or Trustees and
Two World Trade Center                       Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                           the Audit Committee and Chairman of the Committee of the
                                             Independent Trustees and Trustee of the TCW/DW Funds;
                                             formerly President, Council for Aid to Education
                                             (1978-1989) and Chairman and Chief Executive Officer of
                                             Anchor Corporation, an Investment Adviser (1964-1978);
                                             Director of Washington National Corporation (insurance).

Wayne E. Hedien** (63)                       Retired; Director or Trustee of the Dean Witter Funds
Trustee                                      (commencing on September 1, 1997); Director of The PMI
c/o Gordon Altman Butowsky                   Group, Inc. (private mortgage insurance); Trustee and
 Weitzen Shalov & Wein                       Vice Chairman of The Field Museum of Natural History;
Counsel to the Independent Trustees          formerly associated with the Allstate Companies
114 West 47th Street                         (1966-1994), most recently as Chairman of The Allstate
New York, New York                           Corporation (March, 1993-December, 1994) and Chairman and
                                             Chief Executive Officer of its wholly-owned subsidiary,
                                             Allstate Insurance Company (July, 1989-December, 1994);
                                             director of various other business and charitable
                                             organizations.

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ---------------------------------------------------------

Dr. Manuel H. Johnson (48)                   Senior Partner, Johnson Smick International, Inc., a
Trustee                                      consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.        of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                commission; Director or Trustee of the Dean Witter Funds;
Washington, D.C.                             Trustee of the TCW/DW Funds; Director of NASDAQ (since
                                             June, 1995); Director of Greenwich Capital Markets, Inc.
                                             (broker-dealer); Trustee of the Financial Accounting
                                             Foundation (oversight organization of the Financial
                                             Accounting Standards Board); formerly Vice Chairman of
                                             the Board of Governors of the Federal Reserve System
                                             (1986-1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (61)                       General Partner, Triumph Capital, L.P., a private
Trustee                                      investment partnership (since April, 1988); Director or
c/o Triumph Capital, L.P.                    Trustee of the Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                              Funds; formerly Vice President, Bankers Trust Company and
New York, New York                           BT Capital Corporation (1984-1988); director of various
                                             business organizations.

Philip J. Purcell* (53)                      Chairman of the Board of Directors and Chief Executive
Trustee                                      Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                Director of InterCapital, DWSC and Distributors; Director
New York, New York                           or Trustee of the Dean Witter Funds; Director and/or
                                             officer of various MSDWD subsidiaries.

John L. Schroeder (66)                       Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                      Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                   Utilities Company; formerly Executive Vice President and
 Weitzen Shalov & Wein                       Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees          (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (42)                              Senior Vice President (since March, 1997) and Secretary
Vice President,                              and General Counsel (since February, 1997) of
Secretary and General Counsel                InterCapital and DWSC; Senior Vice Pres ident (since
Two World Trade Center                       March, 1997) and Assistant Secretary and Assistant
New York, New York                           General Counsel (since February, 1997) of Distributors;
                                             Assistant Secretary of DWR (since August, 1996); Vice
                                             President, Secretary and General Counsel of the Dean
                                             Witter Funds and the TCW/DW Funds (since February, 1997);
                                             previously First Vice President (June, 1993-February,
                                             1997), Vice President (until June, 1993) and Assistant
                                             Secretary and Assistant General Counsel of InterCapital
                                             and DWSC and Assistant Secretary of the Dean Witter Funds
                                             and the TCW/DW Funds.

                                       8

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ---------------------------------------------------------

Anita H. Kolleeny (41)                       Senior Vice President of InterCapital; Vice President of
Vice President                               various Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                        First Vice President and Assistant Treasurer of
Treasurer                                    InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                       and TCW/DW Funds.
New York, New York



--------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
** Mr. Hedien's term as Trustee will commence on September 1, 1997.

   In addition, Robert M. Scanlan, President of InterCapital and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a staff attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.


COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996.

                               FUND COMPENSATION

                                AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------   -------------
Michael Bozic ..............     $1,800
Edwin J. Garn ..............      1,850
John R. Haire ..............      3,950
Dr. Manuel H. Johnson  .....      1,800
Michael E. Nugent...........      1,800
John L. Schroeder...........      1,800

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                           FOR SERVICE AS
                                                            CHAIRMAN OF
                                                           COMMITTEES OF    FOR SERVICE AS
                                                            INDEPENDENT      CHAIRMAN OF
                          FOR SERVICE                        DIRECTORS/     COMMITTEES OF     TOTAL CASH
                        AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND     INDEPENDENT     COMPENSATION
                          TRUSTEE AND      TRUSTEE AND         AUDIT           TRUSTEES     FOR SERVICES TO
                       COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82    AND AUDIT     82 DEAN WITTER
NAME OF                OF 82 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
INDEPENDENT TRUSTEE          FUNDS            FUNDS            FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
-------------------          -----            -----            -----         ------------    ------------
Michael Bozic ........     $138,850             --               --               --           $138,850
Edwin J. Garn ........      140,900             --               --               --            140,900
John R. Haire ........      106,400          $64,283          $195,450         $12,187          378,320
Dr. Manuel H.
 Johnson..............      137,100           66,483             --               --            203,583
Michael E. Nugent  ...      138,850           64,283             --               --            203,133
John L. Schroeder ....      137,150           69,083             --               --            206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.


         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                 FOR ALL ADOPTING FUNDS
                            -------------------------------                        ESTIMATED ANNUAL
                                ESTIMATED                    RETIREMENT BENEFITS      BENEFITS
                                CREDITED                     ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                                  YEARS         ESTIMATED    -------------------  ------------------
                              OF SERVICE AT   PERCENTAGE OF   BY ALL     FROM             FROM ALL
                               RETIREMENT       ELIGIBLE      BY THE   ADOPTING   THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION     FUND      FUNDS    FUND     FUNDS
---------------------------   ------------    ------------     ----      -----    ----     -----
Michael Bozic ..............       10             50.0%       $  381   $20,147   $  950   $ 51,325
Edwin J. Garn ..............       10             50.0           639    27,772      950     51,325
John R. Haire ..............       10             50.0         3,595    46,952    2,343    129,550
Dr. Manuel H. Johnson  .....       10             50.0           256    10,926      950     51,325
Michael E. Nugent ..........       10             50.0           481    19,217      950     51,325
John L. Schroeder...........        8             41.7           736    38,700      792     42,771

--------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Fund's Investment Manager.

INDUSTRY VALUATION APPROACH

   As stated in the Prospectus, in managing the Fund's portfolio the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on the basic assumptions that industry trends are a primary force governing company earnings; conventional forecasts may not fully reflect underlying industry conditions or changing economic cycles; the market's perception of industry trends is often transitory or exaggerated; and distortions in relative valuations beyond their normal ranges may provide significant buying or selling opportunities.

   The Investment Manager generally seeks to invest assets of the Fund in industries it considers to exhibit underappreciated earnings potential at the time of purchase and to sell those it considers to have peaked in relative earnings potential.

   The Investment Manager also uses models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Economic analysis includes traditional business cycle analysis and such signposts as current Federal Reserve monetary posture, direction of commodity prices, and global currency and economic trends. Economic indicators most relevant to particular industries are reviewed. Some industries analyzed, such as aerospace and energy, do not correlate with economic indicators and must be analyzed relative to their respective specific industry cycles. Financial variables under consideration may include corporate earnings growth and cashflow, corporate and industry asset valuation, absolute and relative price/earnings ratios and dividend discount valuations.

   Once attractive industries have been identified, stocks to represent those industries are selected utilizing a multivariate process that includes size and quality of the company, earnings visibility of the company and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price to cashflow values, relative and absolute price-to-earnings ratios and ratios of price to earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. The Investment Manager also evaluates fundamental company criteria such as product cycle analysis, revenue growth, margin analysis, consistency of earnings profitability, proprietary nature of the product and quality of management. Stocks may be selected from the three capitalization tiers of the market: large capitalization, medium capitalization, and small capitalization.

   Based on the sum total of this analysis, approximately 40-60 industries are studied and classified as attractive, moderately attractive or unattractive. Attractive groups are purchased, moderately attractive groups are bought or held, and unattractive groups are sold. The Investment Manager may utilize services that examine historical industry relative price-to-earnings ranges for input on the Investment Manager's valuation analysis.

   A basic tenet of the industry valuation approach is that there is no certainty of superior performance in any specific industry selection, but rather that approximately equal weighting of investments in a group of industries, each of which has been identified as underappreciated, can benefit from the performance probabilities of the total group.

   The foregoing represents the main outlines of the industry valuation approach. The following describes its key features, all of which are subject to modification as described below or as result of applying the asset allocation disciplines described later.

1. Equal Industry Weightings.

   After determining the industries that it considers to be attractive, the Investment Manager generally attempts to invest approximately equal amounts of the equity portion of the portfolio in securities of companies in each of such industries, subject to adjustment for company weightings as set forth in the next paragraph.

2. Equal Company Weightings.

   From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of earnings, product cycle analysis, historic track record and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cashflow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which are in attractive industries and which the Investment Manager believes to be attractive investments are finally selected for inclusion in the portfolio. When final selections are made, approximately equal amounts of the equity portion of the portfolio are invested in each of such companies. This may vary depending on whether the Investment Manager is in the process of building or reducing a stock position. Consideration will also be given to valuation; capitalization and liquidity profile. Stocks in industries not characterized as attractive may be underweighted. Also, smaller capitalization issues may not be equally weighted due to liquidity considerations.

3. Relative Industry Values.

   Industry selection only attempts to identify industries whose securities might be expected to perform relatively better than the market as represented by the S&P Index. It does not seek to identify securities which will experience an absolute increase in value notwithstanding market conditions. However, the process assumes that, despite interim fluctuations in stock market prices, the long-term trend in equity security values will be up.

4. Practical Applications.

   In applying the industry valuation approach to management of the portfolio of the Fund, the Investment Manager will make adjustments in the portfolio which reflect modifications of the underlying concepts whenever, in its opinion, such adjustments are necessary or desirable to achieve the Fund's objectives. Such adjustments may include, for example, weighting some industries or companies more or less than others, based upon the Investment Manager's judgment as to the investment merits of specific companies. In addition, without specific action by the Investment Manager, adjustments may result from fluctuations in market prices which distort previously established industry and company weightings. The portfolio may, at times, include securities of industries which are considered unattractive due to consideration of stage-of-cycle analysis or may not include representation in industries considered attractive due to considerations such as valuation criteria, stage-of-cycle analysis or lack of earnings visibility, balance sheet viability or management quality. Also, independent of the application of the industry valuation process, the Fund continuously sells and redeems its own shares, and, as a result, securities may have to be sold at times from the Fund's portfolio to meet redemptions and monies received upon sale of the Fund's shares must be used to purchase portfolio securities. Such sales and purchases of portfolio securities will result in a portfolio that does not completely reflect equal weighting of investment in industries or companies.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The Fund may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

SECURITY LOANS

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. During the year ended December 31, 1996, the Fund did not loan any of its portfolio securities.

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by the Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, at all times, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be excerisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

FOREIGN SECURITIES

   As stated in the Prospectus, the Fund may invest in securities issued by foreign issuers. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. During the fiscal year ended December 31, 1996, the Fund did not purchase securities on a when-issued, delayed delivery or forward commitment basis.

WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. During the fiscal year ended December 31, 1996, the Fund did not purchase securities on a "when, as and if issued" basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

PRIVATE PLACEMENTS

   The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


   Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

      4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
   (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

      9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid brokerage commissions in the amounts of $7,627,704, $6,911,661 and $11,278,417, respectively.


   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended December 31, 1996, the Fund directed the payment of $9,885,772 in brokerage commissions in connection with transactions in the aggregate amount of $8,291,477,856 to brokers because of research services provided.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid a total of $1,210,464, $989,462 and $902,407, respectively, in brokerage commissions to DWR. During the fiscal year ended December 31, 1996, the brokerage commissions paid to DWR represented approximately 8.00% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 9.56% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

   During the fiscal year ended December 31, 1995, the Fund purchased common stock issued by Morgan Stanley Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and Lehman Brothers Inc. which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 1996, the Fund held common stock issued by Morgan Stanley & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and Lehman Brothers Inc. with market values of $35,703,125, $54,197,500 and $27,296,250, respectively.


THE DISTRIBUTOR
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   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current

Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund (the "Prior Plan") on April 30, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Prior Plan. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $2,508,000, $3,588,974 and $3,792,237 in contingent deferred sales charges for the fiscal years ended December 31, 1994, 1995, and 1996, respectively.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan is substantially identical to the Prior Plan and was adopted by the Fund solely in connection with its reorganization as a Massachusetts business trust in April, 1987. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on April 15, 1987 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at an Annual Meeting of Shareholders of the Fund held on April 21, 1987.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1996, of $24,339,469. This amount is equal to 0.88% of the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Prior Plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a CDSC has been imposed or upon which such charge has been waived. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a)
of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund paid 100% of the $24,339,469 accrued under the Plan for the fiscal year ended December 31, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $154,267,713 on behalf of the Fund since the inception of the Prior Plan. It is estimated that this amount was spent in approximately the following ways: (i) 3.90% ($6,014,066)--advertising and promotional expenses; (ii) 0.40% ($617,270)--printing of prospectuses for distribution to other than current shareholders; and (iii) 95.70% ($147,636,377)--other expenses, including the gross sales credit and the carrying charge, of which 6.47% ($9,556,107) represents carrying charges, 37.57% ($55,466,844) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.96% ($82,613,426) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $71,290,842 as of December 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


   Under its terms, the Plan had an initial term ending December 31, 1996 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   The net asset value per share for each Class of shares of the Fund is determined once daily as of 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Reverend Dr. Martin Luther King, Jr. Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:



         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
        ------------            ------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None



   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:



        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
       ------------           ------------------
First ....................           2.0%
Second ...................           2.0%
Third ....................           1.0%
Fourth and thereafter ....           None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES


   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.


NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter American Value Fund or in another Class of Dean Witter American Value Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest.(Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount.


   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.


   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter American Value Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for whichshares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or
(e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met.

   Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before the gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for taxes purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   As stated under "Investment Practices and Policies," the Fund may invest up to 35% of its portfolio in securities other than common stocks, including U.S. Government securities. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

   The average annual total returns of the Fund for the one, five and ten year periods ended December 31, 1996, were 5.56%, 12.31% and 14.87%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types to total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of the Fund for the one, five and ten year periods ended December 31, 1996, were 10.53%, 12.56% and 14.87%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the one, five and ten year period ended December 31, 1996, were 10.53%, 80.66% and 299.86%. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $94,664 $473,320 and $946,640, respectively, at December 31, 1996. This information is for Class B only; there were no other Classes of shares outstanding on such date.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not currently authorized any such additional series or classes of shares other than as set forth in the Prospectus.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year is the calendar year. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the fiscal year ended December 31, 1996 included in the Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (92.8%)
            Agriculture Related (4.7%)
   685,000  Archer-Daniels-Midland Co. ...................................... $ 15,070,000
            Dekalb Genetics Corp.
   196,400   (Class B) ......................................................    9,967,300
   315,000  Delta & Pine Land Co. ...........................................   10,080,000
   270,000  IMC Global, Inc.  ...............................................   10,563,750
 1,230,000  Monsanto Co. ....................................................   47,816,250
    85,000  Mycogen Corp.* ..................................................    1,785,000
            Pioneer Hi-Bred
   437,000   International, Inc. ............................................   30,590,000
   150,000  Potash Corp. of  Saskatchewan, Inc.  (Canada) ...................   12,750,000
   200,000  Tyson Foods, Inc. (Class A) .....................................    6,825,000
                                                                             --------------
                                                                               145,447,300
                                                                             --------------
            Apparel & Footwear (0.9%)
   274,300  Jones Apparel Group, Inc.* ......................................   10,251,962
   400,000  Reebok International Ltd.  (United Kingdom) .....................   16,800,000
                                                                             --------------
                                                                                27,051,962
                                                                             --------------
            Auto Related (0.8%)
   450,000  General Motors Corp. ............................................   25,087,500
                                                                             --------------
            Banks (7.8%)
   445,000  Bank of Boston Corp. ............................................   28,591,250
   340,000  BankAmerica Corp. ...............................................   33,915,000
   370,000  Chase Manhattan Corp.  ..........................................   33,022,500
   378,000  Citicorp ........................................................   38,934,000
   450,000  First Chicago NBD Corp.  ........................................   24,187,500
   482,700  Mellon Bank Corp.  ..............................................   34,271,700
   350,000  NationsBank Corp.  ..............................................   34,212,500
   400,000  PNC Bank Corp.  .................................................   15,050,000
                                                                             --------------
                                                                               242,184,450
                                                                             --------------
            Basic Cyclicals (1.9%)
   250,000  Aluminum Co. of America .........................................   15,937,500
   200,000  Crown Cork & Seal Co., Inc. .....................................   10,875,000
   185,000  Du Pont (E.I.) de Nemours &  Co. ................................   17,459,375
   200,000  RMI Titanium Co.* ...............................................    5,625,000
   300,000  Titanium Metals Corp.* ..........................................    9,787,500
                                                                             --------------
                                                                                59,684,375
                                                                             --------------
            Biotechnology (3.5%)
   513,000  Biochem Pharma, Inc.* ........................................... $ 25,585,875
   875,000  Biogen, Inc.* ...................................................   33,687,500
 1,251,000  Centocor, Inc.* .................................................   44,723,250
   124,500  IDEC Pharmaceuticals Corp.*                                          2,941,312
                                                                             --------------
                                                                               106,937,937
                                                                             --------------
            Capital Goods (3.2%)
   417,000  Boeing Co. ......................................................   44,358,375
   450,000  Honeywell, Inc. .................................................   29,587,500
   405,000  United Technologies Corp.  ......................................   26,730,000
                                                                             --------------
                                                                               100,675,875
                                                                             --------------
            Communications Equipment (7.4%)
   400,000  3Com Corp.* .....................................................   29,300,000
   158,000  ADC Telecommunications,  Inc.* ..................................    4,898,000
   246,500  Adtran, Inc.* ...................................................   10,229,750
    14,800  Advanced Fibre  Communications, Inc.* ...........................      823,250
   395,000  Andrew Corp.* ...................................................   20,935,000
   150,000  Ascend Communications,  Inc.* ...................................    9,300,000
   585,000  Cisco Systems, Inc.* ............................................   37,220,625
   700,000  Ericsson (L.M.) Telephone  Co. (Class B)(ADR)  (Sweden) .........   21,087,500
   545,000  Lucent Technologies, Inc.  ......................................   25,206,250
   465,000  Newbridge Networks Corp.*  (Canada) .............................   13,136,250
   720,000  Pairgain Technologies, Inc.* ....................................   21,870,000
   330,000  Tellabs, Inc.* ..................................................   12,416,250
   235,000  U.S. Robotics Corp.* ............................................   16,920,000
   100,000  Uniphase Corp.* .................................................    5,250,000
                                                                             --------------
                                                                               228,592,875
                                                                             --------------

            Computer Equipment (5.9%)
   435,000  COMPAQ Computer Corp.* ..........................................   32,298,750
   942,000  Dell Computer Corp.* ............................................   50,043,750
 1,200,000  EMC Corp.* ......................................................   39,750,000
   200,000  Gateway 2000, Inc.* .............................................   10,700,000
   170,000  Quantum Corp.* ..................................................    4,823,750
   900,000  Seagate Technology, Inc.* .......................................   35,550,000
   150,000  Western Digital Corp.* ..........................................    8,531,250
                                                                             --------------
                                                                               181,697,500
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       46

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Computer Services (1.3%)
            Gartner Group, Inc.
   350,000   (Class A)* ..................................................... $ 13,606,250
   200,000  Keane, Inc.* ....................................................    6,350,000
   111,000  Reuters Holdings PLC (ADR)  (United Kingdom) ....................    8,491,500
   215,000  Transaction Systems  Architects, Inc. (Class A)* ................    7,041,250
   200,000  Vanstar Corp.* ..................................................    4,900,000
                                                                             --------------
                                                                                40,389,000
                                                                             --------------
            Computer Software (5.0%)
   350,000  BMC Software, Inc.* .............................................   14,481,250
   255,000  Computer Associates  International, Inc.  .......................   12,686,250
    75,000  Learning Tree International,  Inc.* .............................    2,193,750
   890,000  Microsoft Corp.* ................................................   73,536,250
    50,000  Parametric Technology  Corp.* ...................................    2,568,750
   600,000  Peoplesoft, Inc.* ...............................................   28,725,000
   284,900  Rational Software Corp.* ........................................   11,182,325
   160,000  Veritas Software Co.* ...........................................    7,880,000
                                                                             --------------
                                                                               153,253,575
                                                                             --------------
            Consumer - Noncyclical (1.4%)
   344,600  Avon Products, Inc. .............................................   19,685,275
   150,000  Colgate-Palmolive Co. ...........................................   13,837,500
            Nu Skin Asia Pacific Inc.
    10,200   (Class A)* .....................................................      314,925
   100,000  Procter & Gamble Co.  ...........................................   10,750,000
                                                                             --------------
                                                                                44,587,700
                                                                             --------------
            Consumer Business Services (1.6%)
            BA Merchant Services, Inc.
    44,200   (Class A)* .....................................................      790,075
   120,000  Computer Sciences Corp.* ........................................    9,855,000
   300,000  Diebold, Inc. ...................................................   18,862,500
   290,400  National Education Corp.* .......................................    4,428,600
   580,000  Service Corp. International .....................................   16,240,000
                                                                             --------------
                                                                                50,176,175
                                                                             --------------
            Consumer Products (1.1%)
   261,000  Callaway Golf Company ...........................................    7,503,750
   340,000  Kroger Co.* .....................................................   15,810,000
   280,000  Safeway, Inc.* ..................................................   11,970,000
                                                                             --------------
                                                                                35,283,750
                                                                             --------------
            Drugs (4.2%)
   380,000  Bristol-Myers Squibb Co.  ....................................... $ 41,325,000
   373,300  Dura Pharmaceuticals, Inc.* .....................................   17,778,412
   530,000  Lilly (Eli) & Co.  ..............................................   38,690,000
   415,000  Warner-Lambert Co. ..............................................   31,125,000
                                                                             --------------
                                                                               128,918,412
                                                                             --------------
            Energy (8.7%)
   345,000  Apache Corp. ....................................................   12,204,375
   600,000  Baker Hughes, Inc. ..............................................   20,700,000
   150,800  BJ Services Co.* ................................................    7,690,800
   240,000  British Petroleum Co. PLC  (ADR)(United Kingdom) ................   33,930,000
   290,000  Chesapeake Energy Corp.* ........................................   16,131,250
    60,000  Cooper Cameron Corp.* ...........................................    4,590,000
   303,400  Diamond Offshore Drilling,  Inc.* ...............................   17,293,800
   100,000  ENSCO International, Inc.* ......................................    4,850,000
   440,000  Global Marine, Inc.* ............................................    9,075,000
   294,000  Louisiana Land &  Exploration Co.  ..............................   15,765,750
    69,000  Marine Drilling Company,  Inc.* .................................    1,354,125
   400,000  Noble Drilling Corp.* ...........................................    7,950,000
   530,000  Reading & Bates Corp.* ..........................................   14,045,000
   150,000  Rowan Companies, Inc.* ..........................................    3,393,750
   370,000  Schlumberger, Ltd. ..............................................   36,953,750
   242,000  Smith International, Inc.* ......................................   10,859,750
   155,000  Texaco, Inc.  ...................................................   15,209,375
   250,000  Transocean Offshore, Inc.  ......................................   15,656,250
   350,000  Unocal Corp. ....................................................   14,218,750
   120,000  Western Atlas, Inc.* ............................................    8,505,000
                                                                             --------------
                                                                               270,376,725
                                                                             --------------

            Entertainment/Gaming & Lodging (2.8%)
   240,000  HFS, Inc.* ......................................................   14,340,000
   950,000  Hilton Hotels Corp.  ............................................   24,818,750
   482,000  International Game  Technology ..................................    8,796,500
   534,700  MGM Grand, Inc.* ................................................   18,647,663
   800,000  Mirage Resorts, Inc.* ...........................................   17,300,000
   280,000  Sodak Gaming, Inc.* .............................................    4,200,000
                                                                             --------------
                                                                                88,102,913
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       47

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Financial - Miscellaneous (8.3%)
   300,000  American Express Co. ............................................ $ 16,950,000
   246,000  Countrywide Credit  Industries, Inc.  ...........................    7,041,750
   137,700  Crescent Real Estate  Equities, Inc.  ...........................    7,263,675
   355,000  Federal Home Loan  Mortgage Corp. ...............................   39,094,375
 1,100,000  Federal National Mortgage  Assoc.  ..............................   40,975,000
   870,000  Lehman Brothers Holdings,  Inc. .................................   27,296,250
   665,000  Merrill Lynch & Co., Inc. .......................................   54,197,500
   150,000  MGIC Investment Corp. ...........................................   11,400,000
   625,000  Morgan Stanley Group, Inc. ......................................   35,703,125
   570,000  Paine Webber Group Inc. .........................................   16,031,250
    41,000  PMI Group, Inc. .................................................    2,270,375
                                                                             --------------
                                                                               258,223,300
                                                                             --------------
            Healthcare Products & Services (0.7%)
            Health Management  Associates, Inc.
   720,000   (Class A)* .....................................................   16,200,000
    26,500  PhyCor, Inc.* ...................................................      745,313
    73,700  Shared Medical Systems  Corp. ...................................    3,620,513
                                                                             --------------
                                                                                20,565,826
                                                                             --------------
            Insurance (3.4%)
   100,000  Ace, Ltd. (Bermuda) .............................................    6,012,500
   400,000  Allstate Corp. ..................................................   23,150,000
   555,000  Conseco Inc. ....................................................   35,381,250
   190,200  Exel Ltd. (Bermuda) .............................................    7,203,825
   360,000  SunAmerica Inc. .................................................   15,975,000
   400,000  Travelers Group, Inc. ...........................................   18,150,000
                                                                             --------------
                                                                               105,872,575
                                                                             --------------
            Internet (1.0%)
   670,000  America Online, Inc.* ...........................................   22,277,500
   107,000  Netscape Communications  Corp.* .................................    6,072,250
    96,000  Security Dynamics  Technologies, Inc.* ..........................    3,012,000
                                                                             --------------
                                                                                31,361,750
                                                                             --------------
            Media Group (2.4%)
    38,000  Chancellor Broadcasting Co.  (Class A)* .........................      893,000
   401,400  Clear Channel  Communications, Inc.* ............................   14,500,575
   425,000  Evergreen Media Corp.  (Class A)* ............................... $ 10,518,750
   509,000  Infinity Broadcasting Corp.  (Class A)* .........................   17,115,125
   469,000  Lin Television Corp.* ...........................................   19,698,000
     5,000  Telemundo Group, Inc.  (Class A)* ...............................      143,125
   325,600  Univision Communications,  Inc. (Class A)* ......................   12,047,200
                                                                             --------------
                                                                                74,915,775
                                                                             --------------
            Medical Supplies (1.9%)
   395,000  Boston Scientific Corp.* ........................................   23,700,000
   305,000  Guidant Corp.  ..................................................   17,385,000
   257,200  Medtronic, Inc. .................................................   17,489,600
                                                                             --------------
                                                                                58,574,600
                                                                             --------------
            Restaurants (0.9%)
   400,000  Boston Chicken, Inc.* ...........................................   14,300,000
   440,000  Starbucks Corp.* ................................................   12,540,000
                                                                             --------------
                                                                                26,840,000
                                                                             --------------
            Retail (3.2%)
   700,000  Dayton-Hudson Corp. .............................................   27,475,000
    51,600  Eagle Hardware & Garden,  Inc.* .................................    1,064,250
   325,000  Federated Department  Stores, Inc.* .............................   11,090,625
   100,000  Gucci Group NV (Italy) ..........................................    6,387,500
   450,000  Home Depot, Inc.  ...............................................   22,556,250
   710,000  Price/Costco, Inc.* .............................................   17,838,750
   340,000  Tiffany & Co.  ..................................................   12,452,500
                                                                             --------------
                                                                                98,864,875
                                                                             --------------

            Semiconductors (8.5%)
   460,000  Altera Corp.* ...................................................   33,407,500
   500,000  Analog Devices, Inc.* ...........................................   16,937,500
   700,000  Applied Materials, Inc.* ........................................   25,112,500
   300,000  Atmel Corp.* ....................................................    9,937,500
   385,000  Intel Corp. .....................................................   50,386,875
   700,000  KLA Instruments Corp.* ..........................................   24,762,500
   657,000  Maxim Integrated Products,  Inc.* ...............................   28,415,250
   445,000  Microchip Technology, Inc.* .....................................   22,583,750
   865,000  Micron Technology, Inc. .........................................   25,193,125
   200,000  Novellus Systems, Inc.* .........................................   10,825,000
   150,000  Tencor Instruments* .............................................    3,956,250
   250,000  Vitesse Semiconductor  Corp.* ...................................   11,375,000
                                                                             --------------
                                                                               262,892,750
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       48

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Telecommunications (0.2%)
   200,000  Teleport Communications  Group Inc. (Class A)* ..................$    6,075,536
                                                                             --------------
            Transportation (0.1%)
   243,600  OMI Corp.* ......................................................     2,131,500
    46,000  Teekay Shipping Corp. ...........................................     1,506,500
                                                                             --------------
                                                                                  3,638,000
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $2,607,849,373)                                  2,876,273,011
                                                                             --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
            U.S. GOVERNMENT OBLIGATIONS (2.9%)
  $277,000  U.S. Treasury Strip
             0.00% due 05/15/19 .............................................  59,926,180
   140,000  U.S. Treasury Strip
             0.00% due 08/15/19 .............................................  29,772,400
                                                                             --------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $88,481,454) ...................................  89,698,580
                                                                             --------------
            SHORT-TERM INVESTMENTS (3.6%)
            U.S. GOVERNMENT AGENCY (a)(3.2%)
   100,000  Federal Home Loan Bank
             6.50% due 01/02/97  (Amortized cost  $99,981,945) ..............  99,981,945
                                                                             --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.4%)
   $10,736  The Bank of New York
             5.375% due 01/02/97
             (dated 12/31/96; proceeds
             $10,739,434; collateralized
             by $10,959,010 U.S. Treasury
             Note 5.375% due 05/31/98
             valued at $10,950,953)
            (Identified Cost $10,736,228) ................................... $ 10,736,228
                                                                             --------------
            TOTAL SHORT-TERM
            INVESTMENTS
            (Identified Cost $110,718,173)                                     110,718,173
                                                                             --------------
TOTAL INVESTMENTS
(Identified Cost $2,807,049,000) (b)                                 99.3%   3,076,689,764
OTHER ASSETS IN EXCESS OF
LIABILITIES.........................                                  0.7       22,160,719
                                                                    -----   --------------
NET ASSETS .........................                                100.0%  $3,098,850,483
                                                                    =====   ==============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $332,910,220 and the aggregate gross unrealized depreciation is $63,269,456, resulting in net unrealized appreciation of $269,640,764.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $2,807,049,000).......... $3,076,689,764
Receivable for:
 Investments sold .........................     34,934,696
 Shares of beneficial interest sold  ......      4,923,729
 Dividends.................................      1,113,675
 Foreign withholding taxes reclaimed ......          7,459
 Interest..................................          1,611
Prepaid expenses and other assets..........         49,231
                                            --------------
  TOTAL ASSETS.............................  3,117,720,165
                                            --------------
LIABILITIES:
Payable for:
 Investments purchased.....................     11,000,900
 Shares of beneficial interest
 repurchased...............................      2,541,048
 Plan of distribution fee..................      2,394,402
 Investment management fee.................      1,378,857
 Distributions to shareholders.............        883,534
Accrued expenses...........................        670,941
                                            --------------
  TOTAL LIABILITIES........................     18,869,682
                                            --------------
NET ASSETS:
Paid-in-capital ...........................  2,712,418,934
Net unrealized appreciation................    269,640,764
Accumulated net investment loss............        (43,257)
Accumulated undistributed net realized
 gain......................................    116,834,042
                                            --------------
  NET ASSETS .............................. $3,098,850,483
                                            ==============
NET ASSET VALUE PER SHARE,
 114,750,518 shares outstanding (unlimited
 shares authorized of $.01 par value) ..... $        27.01
                                            ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

NET INVESTMENT INCOME:
INCOME
Dividends (net of $154,587 foreign
 withholding tax)...................... $ 21,737,318
Interest...............................   11,658,199
                                       -------------
  TOTAL INCOME.........................   33,395,517
                                       -------------
EXPENSES
Plan of distribution fee...............   24,339,469
Investment management fee..............   14,111,045
Transfer agent fees and expenses ......    3,046,573
Registration fees .....................      328,344
Custodian fees.........................      321,785
Shareholder reports and notices .......      166,570
Professional fees .....................       54,714
Trustees' fees and expenses............       37,971
Other..................................       30,422
                                       -------------
  TOTAL EXPENSES ......................   42,436,893
                                       -------------
  NET INVESTMENT LOSS..................   (9,041,376)
                                       -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................  275,397,900
Net change in unrealized appreciation     13,163,448
                                       -------------
  NET GAIN.............................  288,561,348
                                       -------------
NET INCREASE........................... $279,519,972
                                       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                        DECEMBER 31, 1996 DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)...........................  $   (9,041,376)   $    1,115,260
Net realized gain......................................     275,397,900       449,119,481
Net change in unrealized appreciation .................      13,163,448       204,343,705
                                                         --------------    --------------
  NET INCREASE.........................................     279,519,972       654,578,446
                                                         --------------    --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................      (1,126,313)         (193,886)
Net realized gain......................................    (299,891,577)     (231,910,868)
                                                         --------------    --------------
  TOTAL................................................    (301,017,890)     (232,104,754)
                                                         --------------    --------------
Net increase from transactions in shares of beneficial
 interest..............................................     731,461,022       476,459,623
                                                         --------------    --------------
  NET INCREASE.........................................     709,963,104       898,933,315
NET ASSETS:
Beginning of period....................................   2,388,887,379     1,489,954,064
                                                         --------------    --------------
  END OF PERIOD
  (Including a net investment loss of $43,257 and
  undistributed net investment income of $1,103,834,
  respectively)........................................  $3,098,850,483    $2,388,887,379
                                                         ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million. Effective May 1, 1996, the annual rate was reduced to 0.475% of net assets in excess of $2.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on April 30, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including, overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $71,290,842 at December 31, 1996.

The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $3,792,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $7,759,136,387 and $7,369,697,616, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $374,755,316 and $654,246,740, respectively.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

For the year ended December 31, 1996, the Fund incurred $902,407 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At December 31, 1996, the Fund's receivable for investments sold included unsettled trades with DWR of $10,424,494.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $295,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $21,704. At December 31, 1996, the Fund had an accrued pension liability of $40,889 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEAR                   FOR THE YEAR
                                                        ENDED                         ENDED
                                                  DECEMBER 31, 1996             DECEMBER 31, 1995
                                            ----------------------------- ------------------------------
                                                SHARES         AMOUNT         SHARES         AMOUNT
                                            -------------- -------------- -------------- ---------------
Sold                                           36,925,212   $1,016,961,498   27,784,767    $ 726,405,402
Reinvestment of dividends and distributions    10,599,054      286,147,878    8,258,700      219,428,179
                                               ----------   --------------   ----------    -------------
                                               47,524,266    1,303,109,376   36,043,467      945,833,581
Repurchased                                   (20,736,856)    (571,648,354) (18,333,417)    (469,373,958)
                                               ----------   --------------   ----------    -------------
Net increase                                   26,787,410   $  731,461,022   17,710,050    $ 476,459,623
                                               ==========   ==============   ==========    =============


6. FEDERAL INCOME TAX STATUS

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1996, paid-in-capital was charged $76,526, accumulated net realized gain was charged $8,944,072 and accumulated net investment loss was credited $9,020,598.

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                 FOR THE YEAR ENDED DECEMBER 31,
                             --------------------------------------
                                1996      1995     1994      1993
-------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period.........  $27.16    $21.21   $23.10    $20.93
                               ------    ------   ------    ------
Net investment income
 (loss) .....................   (0.08)     0.01     --       (0.09)
Net realized and
 unrealized gain (loss)......    2.86      8.87    (1.57)     3.94
                               ------    ------   ------    ------
Total from investment
 operations .................    2.78      8.88    (1.57)     3.85
                               ------    ------   ------    ------
Less dividends and
 distributions from:
  Net investment income .....   (0.01)     --       --       (0.01)
  Net realized gain..........   (2.92)    (2.93)   (0.32)    (1.67)
  Paid-in-capital............    --        --       --        --
                               ------    ------   ------    ------
Total dividends and
 distributions...............   (2.93)    (2.93)   (0.32)    (1.68)
                               ------    ------   ------    ------
Net asset value,
 end of period...............  $27.01    $27.16   $21.21    $23.10
                               ======    ======   ======    ======
TOTAL INVESTMENT RETURN+        10.53%    42.20%   (6.75)%   18.70%
RATIOS TO
AVERAGE NET ASSETS:
Expenses.....................    1.53%     1.61%    1.71%     1.61%
Net investment income
 (loss)......................   (0.33)%    0.06%    0.01%    (0.59)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions)...............  $3,099   $2,389   $1,490     $1,218
Portfolio turnover rate .....    279%      256%     295%      276%
                                                              --
Average commission rate paid  $0.0590      --       --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                1992     1991     1990      1989     1988     1987
-----------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period......... $20.66   $14.39    $14.81   $13.19    $12.21  $12.64
                              ------   ------    ------   ------    ------  ------
Net investment income
 (loss) .....................   0.03     0.05      0.24     0.34      0.29    0.19
Net realized and
 unrealized gain (loss)......   0.71     7.90     (0.38)    2.99      1.03    0.20
                              ------   ------    ------   ------    ------  ------
Total from investment
 operations .................   0.74     7.95     (0.14)    3.33      1.32    0.39
                              ------   ------    ------   ------    ------  ------
Less dividends and
 distributions from:
  Net investment income .....  (0.03)   (0.03)    (0.28)   (0.32)    (0.33)  (0.23)
  Net realized gain..........  (0.44)   (1.65)     --      (1.39)     --     (0.59)
  Paid-in-capital............   --       --        --       --       (0.01)   --
                              ------   ------    ------   ------    ------  ------
Total dividends and
 distributions...............  (0.47)   (1.68)    (0.28)   (1.71)    (0.34)  (0.82)
                              ------   ------    ------   ------    ------  ------
Net asset value,
 end of period............... $20.93   $20.66    $14.39   $14.81    $13.19  $12.21
                              ======   ======    ======   ======    ======  ======
TOTAL INVESTMENT RETURN+        3.84 %  56.26 %   (0.90)%  25.39 %   10.84%   2.84 %
RATIOS TO
AVERAGE NET ASSETS:
Expenses.....................   1.72 %   1.58 %    1.70%    1.66 %    1.78%   1.62 %
Net investment income
 (loss)......................   0.18 %   0.29 %    1.67%    2.23 %    2.15%   1.42 %
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions)............... $  459   $  227    $   89   $  100    $   90  $  109
Portfolio turnover rate .....    305 %    264 %     234%     196 %     133%    203 %
Average commission rate paid    --       --        --       --        --       --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER AMERICAN VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter American Value Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 6, 1997

-------------------------------------------------------------------------------
                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended December 31, 1996, the Fund paid to its shareholders $0.75 per share from long-term capital gains. For such period, 6.97% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

                        DEAN WITTER AMERICAN VALUE FUND
                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

       (1)  Financial statements and schedules, included
            in Prospectus (Part A):                                    Page in
                                                                     Prospectus
                                                                     ----------
            Financial highlights for the years ended
            December 31, 1987, 1988, 1989, 1990, 1991, 1992,
            1993, 1994, 1995 and 1996 .........................           6

       (2)  Financial statements included in the Statement of
            Additional Information (Part B):                           Page in
                                                                         SAI
                                                                         ---
            Portfolio of Investments at December 31, 1996......          46

            Statement of Assets and Liabilities at
            December 31, 1996..................................          50

            Statement of Operations for the year ended
            December 31, 1996..................................          50

            Statement of Changes in Net Assets for the years
            ended December 31, 1995 and December 31, 1996 .....          51

            Notes to Financial Statements......................          52

            Financial highlights for the years ended
            December 31, 1987, 1988, 1989, 1990, 1991, 1992,
            1993, 1994, 1995 and 1996..........................          56


       (3)  Financial statements included in Part C:

            None

     (b)    Exhibits:

 1.           Form of Instrument Establishing and Designating
              Additional Classes.

 5.           Form of Investment Management Agreement between the
              Registrant and Dean Witter InterCapital Inc.

 6.(a) Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

 6.(b) Form of Multiple-Class Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

 9. Form of Services Agreement between Dean Witter InterCapital Inc. and Dean Witter Services Company Inc.

11.           Consent of Independent Accountants.

15. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.

Other         Form of Multiple-Class Plan pursuant to Rule 18f-3.

-------------------
All other exhibits were previously filed and are hereby incorporated by reference.

Item 25.   Persons Controlled by or Under Common Control With
           Registrant.

           None

Item 26.   Number of Holders of Securities.

          (1)                                   (2)
                                     Number of Record Holders
     Title of Class                     at June 30, 1997
     --------------                     ----------------
                                             284,422


Shares of Beneficial Interest

Item 27.   Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.   Business and Other Connections of Investment Adviser.

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

         The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund

(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                             Funds and Chairman, Chief Executive Officer and
                             Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean Witter,
                             Discover & Co. ("MSDWD") subsidiaries; Formerly
                             Executive Vice President and Director of Dean
                             Witter, Discover & Co.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of MSDWD and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             MSDWD subsidiaries.

Richard M. DeMartini         President and Chief Operating Officer
Director                     of Dean Witter Capital, a division
                             of DWR; Director of DWR, DWSC, Distributors and
                             DWTC; Trustee of the TCW/DW Funds.

James F. Higgins             President and Chief Operating Officer of
Director                     Dean Witter Financial; Director of DWR,
                             DWSC, Distributors and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Strategic
Executive Vice               and Administrative Officer of MSDWD; Executive
President, Chief             Vice President and Chief Financial Officer of
Financial Officer and        DWSC and Distributors; Director of DWR,
Director                     DWSC and Distributors.

Christine A. Edwards         Executive Vice President, Chief Legal Officer
Director                     and Secretary of MSDWD; Executive Vice
                             President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                             Distributors.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

Mitchell M. Merin            President and Chief Strategic Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Strategic Officer            Executive Vice President and Director of DWTC;
                             Executive Vice President and Director of DWR;
                             Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

John B. Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Barry Fink                   Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
Secretary and General        President, Assistant Secretary and Assistant
Counsel                      General Counsel of Distributors; Vice President,
                             Secretary and General Counsel of the Dean Witter
                             Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone          Senior Vice President of DWSC, Distributors
Senior Vice President        and DWTC and Director of DWTC; Vice President
                             of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita H. Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.       Vice President of Dean Witter Market Leader
Senior Vice President        Trust.

Rafael Scolari               Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Jayne M. Stevlingston        Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President               Vice President of Various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes               Vice President of Dean Witter Variable
Vice President               Investment Series.

Peter Hermann
Vice President               Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President               Vice President of various Dean Witter Funds.

Michael Knox
Vice President               Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President               Vice President of various Dean Witter Funds.

Catherine Maniscalco         Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                  Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                 Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                Vice President of Dean Witter Global Short-
Vice President               Term Income Fund Inc.

Michael Roan
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------
Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metal and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust.

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President               Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29.    Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation

 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust
(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust
(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Value-Added Market Series
(43)        Dean Witter Global Utilities Fund
(44)        Dean Witter High Income Securities
(45)        Dean Witter National Municipal Trust
(46)        Dean Witter International SmallCap Fund
(47)        Dean Witter Balanced Growth Fund
(48)        Dean Witter Balanced Income Fund
(49)        Dean Witter Hawaii Municipal Trust
(50)        Dean Witter Variable Investment Series
(51)        Dean Witter Capital Appreciation Fund
(52)        Dean Witter Intermediate Term U.S. Treasury Trust
(53)        Dean Witter Information Fund
(54)        Dean Witter Japan Fund
(55)        Dean Witter Income Builder Fund
(56)        Dean Witter Special Value Fund
(57)        Dean Witter Financial Services Trust
(58)        Dean Witter Market Leader Trust
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust

 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
(10)        TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                    Positions and
                                    Office with
Name                                Distributors
----                                ------------

Fredrick K. Kubler                Senior Vice President, Assistant
                                  Secretary and Chief Compliance
                                  Officer.

Michael T. Gregg                  Vice President and Assistant
                                  Secretary.


Item 30.   Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.   Management Services

         Registrant is not a party to any such management-related service contract.

Item 32.   Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of July, 1997.


                                              DEAN WITTER AMERICAN VALUE FUND

                                              By /s/ Barry Fink
                                                ------------------------------
                                              Barry Fink
                                              Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                    Title                     Date
         ----------                    -----                     ----
(1) Principal Executive Officer    Chairman, President
                                   Chief Executive
                                   Officer and Trustee
By  /s/ Charles A. Fiumefreddo                                 07/21/97
   -------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                       07/21/97
   -------------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                             07/21/97
   -------------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic
    Edwin J. Garn
    John R. Haire
    Manuel H. Johnson
    Michael E. Nugent
    John L. Schroeder

By  /s/ David M. Butowsky                                      07/21/97
   -------------------------------
        David M. Butowsky
        Attorney-in-Fact

                        DEAN WITTER AMERICAN VALUE FUND

                                 EXHIBIT INDEX


 1.     --      Form of Instrument Establishing and Designating
                Additional Classes.

 5.     --      Form of Investment Management Agreement between
                the Registrant and Dean Witter InterCapital Inc.

 6.(a)  --      Form of Distribution Agreement between the
                Registrant and Dean Witter Distributors Inc.

 6.(b)  --      Form of Multiple-Class Distribution Agreement
                between the Registrant and Dean Witter
                Distributors Inc.

 9.     --      Form of Services Agreement between Dean Witter
                InterCapital Inc. and Dean Witter Services
                Company Inc.

11.     --      Consent of Independent Accountants.

15.     --      Form of Amended and Restated Plan of Distribution
                pursuant to Rule 12b-1.

Other   --      Form of Multiple-Class Plan pursuant to Rule 18f-3.